COMMON STOCK REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2011
COMMON STOCK REPURCHASE PROGRAM [Abstract]
COMMON STOCK REPURCHASE PROGRAM
 COMMON STOCK REPURCHASE PROGRAM

The Company repurchases stock primarily to create economic value for its shareholders and to provide additional liquidity to the stock.

In November 2005, the Board of Directors approved a plan to repurchase up to 5%, or approximately 628,000 shares, of the Company’s common stock through open market purchases or privately negotiated transactions. Stock repurchases under the program are accounted for as treasury stock, carried at cost, and reflected as a reduction in shareholders’ equity.  During the first quarter of 2008, the Company completed its repurchase of all 628,000 shares under this plan.  In February 2008, the Company’s Board of Directors approved the repurchase of up to 5% of the Company’s outstanding common stock, or approximately 596,000 shares.  As a result of the Company’s stock conversion on January 12, 2011, no additional shares will be repurchased under this plan.

In accordance with applicable regulations, the Company may not repurchase shares of its common stock during the first year following the completion of the Conversion, except to fund equity benefit plans other than stock options, or, with prior regulatory approval, when extraordinary circumstances exist. The Company repurchased 547 shares of the Company's common stock withheld on behalf of plan participants to satisfy tax withholding obligations related to the vesting of restricted shares at a cost of $5,000 during the year ended December 31, 2011.